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                                                                      Exhibit 24

                                POWER OF ATTORNEY

     We, the undersigned, directors of Carlisle Companies Incorporated hereby appoint Stephen P. Munn and Dennis J. Hall or either of them, our true and lawful attorneys and agents, to do any and all acts and things in our name and on our behalf in our capacities indicated below, which said attorneys and agents, or each of them may deem necessary or advisable to enable said corporation to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with a Registration Statement on Form S-3 to be filed in connection with the transfer of Company stock between the Company and the Trustee of the Company's defined benefit plans, including, without limitation, power and authority to sign for us, or any of us, in our names in the capacities indicated below, any and all amendments (including post-effective amendments) to such Registration Statement, and we hereby ratify and confirm all that said attorneys and agents, or each of them, shall do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, as amended, this Power of Attorney has been signed below by the following persons as of November 30, 1994.


/s/ Stephen P. Munn                Director
- -----------------------------
Stephen P. Munn

/s/ Magalen O. Bryant              Director
- -----------------------------
Magalen O. Bryant

/s/ Donald G. Calder               Director
- -----------------------------
Donald G. Calder

/s/ Paul J. Choquette, Jr.         Director
- -----------------------------
Paul J. Choquette, Jr.

/s/ Henry J. Forrest               Director
- -----------------------------
Henry J. Forrest

/s/ George L. Ohrstrom             Director
- -----------------------------
George L. Ohrstrom

/s/ Eriberto R. Scocimara          Director
- -----------------------------
Eriberto R. Scocimara

/s/ David G. Thomas                Director
- -----------------------------
David G. Thomas

/s/ Erskine N. White, Jr.          Director
- -----------------------------
Erskine N. White, Jr.

scott\sec\form94.S-3


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